Earnings Presentation February 1, 2021 NASDAQ: IBTX Exhibit 99.2

NASDAQ: IBTX 2 Safe Harbor Statement The numbers as of and for the quarter ended December 31, 2020 are unaudited. This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Independent Bank Group, Inc. (“IBTX”). Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on IBTX’s current expectations and assumptions regarding IBTX’s business, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, assumptions, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could materialize or IBTX’s underlying assumptions could prove incorrect and affect IBTX’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others, risks relating to the coronavirus (COVID-19) pandemic and its effect on U.S. and world financial markets, potential regulatory actions, changes in consumer behaviors and impacts on and modifications to the operations and business of IBTX relating thereto, and the business, economic and political conditions in the markets in which IBTX operates. Except to the extent required by applicable law or regulation, IBTX disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding IBTX and factors which could affect the forward-looking statements contained herein can be found in IBTX’s Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2019, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2020, June 30, 2020 and September 30, 2020, and its other filings with the Securities and Exchange Commission.

NASDAQ: IBTX 3 Safe Harbor Statement (cont.) Non-GAAP Financial Measures In addition to results presented in accordance with GAAP, this presentation contains certain non-GAAP financial measures. These measures and ratios include “adjusted net income,” “tangible book value,” “tangible book value per common share,” “adjusted efficiency ratio,” “tangible common equity to tangible assets,” “return on tangible common equity,” “adjusted return on average assets,” “adjusted return on average common equity,” “adjusted return on tangible common equity,” “adjusted earnings per share,” “adjusted diluted earnings per share,” “adjusted net interest margin,” “adjusted net interest income,” “adjusted noninterest expenses” and “adjusted noninterest income” and are supplemental measures that are not required by, or are not presented in accordance with, accounting principles generally accepted in the United States. We believe that these measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP; however we acknowledge that our financial measures have a number of limitations relative to GAAP financial measures. Certain non-GAAP financial measures exclude items of income, expenditures, expenses, assets, or liabilities, including provisions for loan losses and the effect of goodwill, other intangible assets and income from accretion on acquired loans arising from purchase accounting adjustments, that we believe cause certain aspects of our results of operations or financial condition to be not indicative of our primary operating results. All of these items significantly impact our financial statements. Additionally, the items that we exclude in our adjustments are not necessarily consistent with the items that our peers may exclude from their results of operations and key financial measures and therefore may limit the comparability of similarly named financial measures and ratios. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures is included at the end of this presentation.

NASDAQ: IBTX 4 David R. Brooks Chairman of the Board, CEO and President, Director • 41 years in the financial services industry; 33 years at Independent Bank • Active in community banking since the early 1980s - led the investor group that acquired Independent Bank in 1988 Michelle S. Hickox Executive Vice President, Chief Financial Officer • 31 years in the financial services industry; 9 years at Independent Bank • Formerly a Financial Services Audit Partner at RSM US LLP • Certified Public Accountant Daniel W. Brooks Vice Chairman, Chief Risk Officer, Director • 38 years in the financial services industry; 32 years at Independent Bank • Active in community banking since the early 1980s Today's Presenters

NASDAQ: IBTX 5 2020 Q4 Results GAAP $1.35 EPS $58.3 Million Net Income 1.34% Return on Average Assets 47.19% Efficiency Ratio 9.29% Return on Average Equity 0.29% NPAs/Total Assets Adjusted1 $1.34 Adj. EPS $58.0 Million Adj. Net Income 1.34% Adj. Return on Average Assets 47.16% Adj. Efficiency Ratio 9.24% Adj. Return on Average Equity 16.40% Return on Tangible Equity Highlights • Continued solid financial performance in the fourth quarter: ◦ Net income of $58.3 million, or $1.35 per diluted share and adjusted (non-GAAP) net income of $58.0 million, or $1.34 per diluted share ◦ Return on average assets of 1.34% and efficiency ratio of 47.19% ◦ Return on average equity of 9.29%, and return on (non-GAAP) tangible equity of 16.40% • Robust organic deposit growth of 17.27% in 2020 • Substantial liquidity, with cash and securities representing approximately 16.74% of total assets • Strong capital levels with an estimated total capital ratio of 13.32%, leverage ratio of 9.12%, and (non-GAAP) tangible common equity (TCE) ratio of 8.60% • Continued solid credit metrics with nonperforming assets of 0.29% of total assets and provision for loan losses of $3.9 million 1Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics.

NASDAQ: IBTX 6 2020 Q4 Selected Financials $ in thousands, except per share data As of and for the Quarter Ended Selected Balance Sheet Data December 31, 2020 September 30, 2020 December 31, 2019 Linked Quarter Change Annual Change Total Assets $ 17,753,476 $ 17,117,007 $ 14,958,207 3.7% 18.7 % LHFI, Excluding Mortgage Warehouse Loans1 11,622,298 11,651,855 10,928,653 (0.3) % 6.3 % Mortgage Warehouse Loans 1,453,797 1,219,013 687,317 19.3% 111.5 % Total Deposits 14,398,927 13,797,560 11,941,336 4.4% 20.6 % Total Borrowings (Other Than Junior Subordinated Debentures) 687,175 680,529 527,251 1.0% 30.3 % Total Stockholders’ Equity 2,515,371 2,476,373 2,339,773 1.6% 7.5 % Selected Earnings and Profitability Data Net Interest Income $ 132,826 $ 132,007 $ 128,069 0.6% 3.7 % Net Interest Margin 3.42% 3.52% 3.81% (2.8) % (10.2) % Adjusted Net Interest Margin2 3.40% 3.48% 3.79% (2.3) % (10.3) % Noninterest Income $ 19,912 $ 25,165 $ 18,229 (20.9) % 9.2 % Noninterest Expense 75,227 73,409 80,343 2.5% (6.4) % Net Income 58,274 60,075 50,236 (3.0) % 16.0 % Adjusted Net Income3 58,007 59,580 56,799 (2.6) % 2.1 % Basic EPS 1.35 1.39 1.17 (2.9) % 15.4 % Adjusted Basic EPS3 1.34 1.38 1.32 (2.9) % 1.5 % Diluted EPS 1.35 1.39 1.17 (2.9) % 15.4 % Adjusted Diluted EPS3 1.34 1.38 1.32 (2.9) % 1.5 % Return on Average Assets 1.34% 1.43% 1.32% (6.3) % 1.5 % Adjusted Return on Average Assets3 1.34% 1.42% 1.49% (5.6) % (10.1) % 1LHFI includes SBA PPP loans of $804,397 and $825,966 at December 31, 2020 and September 30, 2020, respectively. 2Adjusted net interest margin, excludes unexpected income recognized on credit impaired acquired loans of $579, $1,294, and $791 respectively. 3Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics.

NASDAQ: IBTX 7 (1) Effective January 1, 2018, the TCJA reduced the corporate U.S. statutory tax rate from 35% to 21%. The year ended December 31, 2017, includes a $5,528 charge to remeasure deferred taxes as a result of the enactment of the tax reform. (2) Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. 7 Year Ending $21.19 $23.76 $27.44 $28.99 $33.23 $2.88 $2.97 $4.33 $4.46 $4.67 $3.04 $3.45 $4.47 $5.08 $4.87 Tangible Book Value (2) EPS Adjusted EPS (2) 2016 2017 (1) 2018 2019 2020 Quarter Ending $28.99 $30.08 $31.05 $32.17 $33.23 $1.17 $1.03 $0.90 $1.39 $1.35 $1.32 $1.01 $1.14 $1.38 $1.34 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Tangible Book Value, EPS and Adjusted EPS Trends (Diluted)

NASDAQ: IBTX 8 Quarter Ending $127.3 $132.2 $16.5 $19.8 $69.9 $74.8 $3.2 $3.1 46.44% 47.16% Q4 2019 Q4 2020 Year Ending $322.5 $499.6 $513.2 $41.5 $65.9 $79.7 $189.4 $272.7 $285.7 $5.7 $12.9 $12.7 50.47% 45.95% 46.04% Adjusted net interest income Adjusted noninterest income Adjusted noninterest expense Amortization of other intangible assets Adjusted efficiency ratio 2018 2019 2020 (1) Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. 8 $ in Millions Adjusted Efficiency Ratio Trends (1)

NASDAQ: IBTX 9 Total Loans by Year and Current Annual Trend ($ in Millions)(1) Quarter Ending $11,652 $13,159 Q4 2019 Q4 2020 (1) Includes loans held for sale 9 Year Ending $7,921 $11,652 $13,159 Organic Impact of Acquisitions PPP Loans 2018 2019 2020 12.9% Increase2018 - 2020 CAGR 28.9% Loan Portfolio Growth

NASDAQ: IBTX 10 CRE 46.3% 1-4 Family 10.9% 1-4 Family Construction 2.5% Consumer 0.5% C&I 29.7% Agricultural 0.6% Construction & Development 9.5% Houston 19.7% Colorado 24.2% As of December 31, 2020: $11,622 Million LHFI 2 $1,454 Million Mortgage Warehouse 0.44% NPLs/LHFI 0.11% NCOs/Avg. Total Loans 2020 Q4 Annualized 170.80% Allowance/NPLs LOANS BY REGION (12/31/2020) 1Adjusted (non-GAAP) metric. Excludes $3.2 million of unexpected income recognized on credit impaired acquired loans. Owner Occupied CRE 28.9% Non-Owner Occupied CRE 71.1% LOAN COMPOSITION (12/31/2020) Central Texas 11.3% North Texas 44.8% 2LHFI excludes mortgage warehouse purchase loans. 4.67% 2020 YTD Adjusted Loan Yield1 Loan Portfolio Overview

NASDAQ: IBTX 11 Land/Land Development 19.4% CRE Construction 64.9% SFR Construction 15.7% Retail 23.6% Office 14.4% Hotel/Motel 9.2% Multifamily 17.7% Misc. CRE 22.1% Construction & Development As of December 31, 2020: $1.6 Billion C&D Portfolio Size 84% C&D / Bank Regulatory Capital 95.7% Loans in IBTX Markets1 (Texas and Colorado) $2.3 Million Average Loan Size1 563 C&D Loans1 33.7% Owner Occupied C&D Loans1 CRE CONSTRUCTION PORTFOLIO LOANS > $500 THOUSAND (12/31/2020) Industrial 3.7% C&D PORTFOLIO LOANS > $500 THOUSAND (12/31/2020) Healthcare 9.3% 1Loans > $500 thousand

NASDAQ: IBTX 12 Multifamily 7.4% Office and Office Warehouse 23.8% Retail 26.1% Hotel/Motel 5.9%Industrial 8.7% Daycare/School 2.6% Healthcare 6.2% Church 2.0% Convenience Store 2.8% Mini Storage 2.6% Restaurant 2.9% Miscellaneous 4.3% Mixed Use (Non-Retail) 1.7% Delearships 1.6% RV & Mobile Home Parks 1.4% Commercial Real Estate CRE COMPOSITION (12/31/2020) As of December 31, 2020: $6.1 Billion CRE Loans 327% CRE / Regulatory Bank Capital $28.5 Million Largest CRE Loan Size $1.2 Million Average CRE Loan Size 28.9% Owner Occupied

NASDAQ: IBTX 13 Retail CRE As of December 31, 2020: $1.8 Billion Retail Loan Portfolio Size $28.5 Million Largest Retail Loan 997 Total Retail Loans 95.4% Loans in IBTX Markets (Texas and Colorado) $1.8 Million Average Loan Size 76 Number of Loans >$5m $9.3 Million Avg. Size of Loans >$5m Strip Center 73.5% Big Box 2.0% Mixed Use 10.6% Free Standing / Single Tenant 13.9% RETAIL CRE & C&D COMPOSITION LOANS > $500 THOUSAND 12/31/2020 54% Weighted Average LTV Pre-Pandemic (March 2020) 1.68x Weighted Average DSCR Pre-Pandemic (March 2020)

NASDAQ: IBTX 14 Office Non-Owner Occupied 47.5% Office Owner Occupied 19.3% Office/Warehouse Non-Owner Occupied 21.2% Office/Warehouse Owner Occupied 12.0% Office CRE As of December 31, 2020: $1.6 Billion Total Office CRE $23.0 Million Largest Office Loan $1.0 Million Average Loan Size 31.3% Owner Occupied 33.2% Office/Warehouse OFFICE CRE COMPOSITION 12/31/2020

NASDAQ: IBTX 15 Hotel Loans by Property Location 50.0% 40.4% Texas Colorado Other Hotel & Motel As of December 31, 2020: $438.3 Million Hotel & Motel Loan Portfolio Size $5.7 Million Average Loan Size 53.1% Average LTV 1.78x Weighted Average DSCR Pre-Pandemic (March 2020) – We maintain a granular book of hotel loans in our markets, the majority of which are branded, limited/select service properties in our core markets across Texas and Colorado. – We have very limited exposure to those segments of the hotel industry that have been most impacted by the COVID-19 pandemic (i.e. resort and conference hotels). – While we anticipate many of our hotel borrowers will need additional time to recover from pandemic-related economic dislocation, we remain encouraged by the early signs of recovery in occupancy rates. Hotel Loans by Type 82.3% 17.7% CRE Construction & Development 9.6% Hotel Loans by Product Type 15.8% 75.9%8.3% Full Service Brand Limited/Selected Service Brand Boutique/Independent

NASDAQ: IBTX 16 Energy Lending As of December 31, 2020: $205.5 Million Size of Energy Portfolio 92.6% / 7.4% E&P Loans / Services Loans 5.8% Energy Reserve / Energy Loans 1.8% Energy Loans / Total LHFI – We have a small, conservatively-underwritten energy book that is mostly of recent vintage. – Energy assets are well-diversified by basin across the United States. Energy by Type $190.3 $20.7 E&P Services $ in millions

NASDAQ: IBTX 17 As of January 15, 2021 $ in thousands $ Remaining on 1st Deferral^ $ Granted/Pending 2nd Deferral $ Granted/Pending 3rd Deferral Total $ on Any Deferral % of Category Balance** Remaining on 1st Deferral % of Category Balance** On/ Pending 2nd Deferral % of Category Balance** Granted/ Pending 3rd Deferral % of Category Balance on Any Deferral Hotel Loans $— $109,708 $17,560 $127,268 —% 25.0% 4.0% 29.0% Retail Loans — 393 4,582 4,975 —% —% 0.3% 0.3% Office Loans 763 — — 763 —% —% —% —% Other CRE and C&D Loans 6,342 4,298 12,133 22,773 0.2% 0.1% 0.3% 0.6% C&I Loans 2,962 9,679 32,546 45,187 0.1% 0.5% 1.5% 2.1% Other Loans 1,493 2,061 1,178 4,732 0.1% 0.1% —% 0.2% Total Loans $11,560 $126,139 $67,999 $205,698 0.1% 1.0% 0.6% 1.7% – As of January 15, 2021, 0.4% of our loan accounts* remain in deferral: – 1.7% of our loan balances* remain in deferral – 1.0% of our loan balances* are on 2nd deferral, or have a 2nd deferral pending – 0.6% of our loan balances* are on 3rd deferral, or have a 3rd deferral pending – As anticipated, the number of deferrals continues to trend downward – Hotel loans remain the largest category of loans still in deferral, accounting for 61.9% of all deferral balances as of January 15 – Retail deferrals have dropped sharply, falling 94.3% since last update (10/16/20) – Office deferrals have dropped sharply, falling 95.8% since last update (10/16/20) *Loan accounts and balances exclude PPP and HFS loans. 0.4% Number of Loan Accounts* Remaining in Deferral 1.7% Amount of Loan Balances* Remaining in Deferral 1.0% Amount of Loan Balances* in 2nd Deferral 0.6% Amount of Loan Balances* in 3rd Deferral *Loan accounts and balances used in the denominator exclude PPP and HFS loans.Detail on Remaining Deferrals Loan Deferral Update as of January 15, 2021 ^ Includes loans whose deferral period has expired, but where payment has not yet been due, received and/or processed. Includes loans that were granted original 6 month deferrals. ** Category balance as of 12/31/2020

NASDAQ: IBTX 18 3.03% 3.43% 2.91% 2.36% 1.83% 1.44% 1.49% 1.50% 0.91% 0.68% 0.64% 0.68% 4.41% 4.15% 4.11% 3.36% 2.67% 2.07% 1.71% 1.57% 1.31% 1.12% 0.98% 1.21%1.62% 1.89% 1.14% 0.81% 0.53% 0.32% 0.37% 0.39% 0.24% 0.16% 0.24% 0.44% IBTX U.S. Average Texas Average 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 1.22% 1.05% 0.74% 0.40% 0.19% 0.11% 0.16% 0.28% 0.18% 0.18% 0.16% 0.27% 2.67% 2.67% 1.64% 1.12% 0.70% 0.49% 0.43% 0.46% 0.48% 0.46% 0.49% 0.51% 0.21% 0.31% 0.11% 0.06% 0.09% 0.03% 0.02% 0.12% 0.01% 0.06% 0.07% 0.05% IBTX U.S. Average Texas Average 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 YTD Historically Strong Credit Culture Source: S&P Global. Note: Financial data as of and for the quarter ended September 30, 2020 for U.S. and Texas banking industry aggregate data and December 31, 2020 for IBTX. (1) LHFI excludes mortgage warehouse purchase loans. NCOs / Average Total LoansNPLs / LHFI (1)

NASDAQ: IBTX 19 Quarter Ending $1,609 $8,381 $23,121 $7,620 $3,871 $595 $1,439 $1,469 $184 $3,542 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Year Ending $9,860 $14,805 $42,993 $4,460 $8,146 $6,634 Provision expense Net charge-offs 2018 2019 2020 $ in Thousands 19 Provision & Charge-offs 0.06% 0.05%0.07% 0.01% 0.11%0.02% 0.05%0.05% NCOs / Avg. Total Loans (1) (1) Quarterly metrics are annualized.

NASDAQ: IBTX 20 Loans Past Due and Classified Loans $56,544 $73,382 $114,296 $239,605 0.87% 0.93% 0.98% 1.83% Classified Loans % of LHFI 2017 2018 2019 2020 Classified Loans $15,639 $26,908 $22,488 $11,575 0.24% 0.34% 0.19% 0.09% 30 - 89 Days Past Due % of LHFI 2017 2018 2019 2020 Loans 30 - 89 Days Past Due1 1Includes 30- 89 days past due acquired PCI loans. $ in Thousands

NASDAQ: IBTX 21 Period Ending $6,633 $7,738 $11,941 $14,399 0.46% 0.83% 1.08% 0.59% Deposits Average YTD Rate (1) 2017 2018 2019 2020 Noninterest-Bearing Demand 28.9% Interest-Bearing Checking 28.5% Public Funds 12.7% Savings 4.5% Brokered CDs 0.2% CDs < $100k 1.5% CDs > $100k 4.4% IRAs 0.6% (1) Average rate for total deposits 21 2020 YTD Average Rate for Interest-bearing deposits: 0.83% Total cost of deposits QTD Q4 2020: 0.41% Deposit Mix & Pricing DEPOSIT MIX 12/31/2020 DEPOSIT GROWTH VS. AVERAGE RATE Money Market 18.7%

NASDAQ: IBTX 22 Agency Securities 21.6% Mortgage-Backed Securities 38.4% Tax-Exempt Municipals 30.5% Taxable Municipals 3.6% Corporates 1.9% CRA 0.1% U.S. Treasury Securities 3.9% Securities Portfolio As of December 31, 2020: 2.4% Yield 4.07 Duration 6.5% of Total Assets $1.2 Billion Portfolio Size INVESTMENT PORTFOLIO COMPOSITION 12/31/2020 Our investment portfolio consists of a diversified mix of liquid, low-risk securities designed to help augment the bank’s liquidity position and manage interest rate risk toward our target “net neutral” position.

NASDAQ: IBTX 23 Consolidated Capital (1) Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. Period Ending 8.20% 9.61% 10.05% 9.76% 9.95% 10.17% 10.24% 10.33% 7.82% 8.92% 9.57% 9.32% 9.67% 8.94% 9.15% 9.12% 11.38% 12.56% 12.58% 11.83% 12.05% 12.44% 13.29% 13.32% 7.17% 8.37% 9.24% 8.98% 8.94% 8.41% 8.68% 8.60% 8.55% 10.05% 10.41% 10.19% 10.38% 10.60% 10.66% 10.74% Common equity tier 1 to risk-weighted assets Tier 1 capital to average assets Total capital to risk-weighted assets Tangible common equity to tangible assets (1) Tier 1 capital to risk-weighted assets 12/31/16 12/31/17 12/31/18 12/31/19 2020 Q1 2020 Q2 2020 Q3 2020 Q4

24 APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Adjusted Net Income, EPS, Efficiency Ratio and Profitability Ratios – Quarterly Periods As of and for the Quarter Ended ($ in thousands except per share data) December 31, 2020 September 30, 2020 December 31, 2019 Net Interest Income - Reported (a) $132,826 $132,007 $128,069 Unexpected income recognized on credit impaired acquired loans (579) (1,294) (791) Adjusted Net Interest Income (b) 132,247 130,713 127,278 Provision Expense - Reported (c) 3,871 7,620 1,609 Noninterest Income - Reported (d) 19,912 25,165 18,229 Loss on sale of loans 291 — — Gain on sale of trust business — — (1,319) Loss (gain) on sale of other real estate 73 — (24) Gain on sale of securities available for sale — — (10) Gain on sale and disposal of premises and equipment (59) (34) — Recoveries on loans charged off prior to acquisition (450) (138) (425) Adjusted Noninterest Income (e) 19,767 24,993 16,451 Noninterest Expense - Reported (f) 75,227 73,409 80,343 OREO impairment — (46) (377) Impairment of assets — (336) — COVID-19 expense (61) (141) — Acquisition expense (326) (316) (6,619) Adjusted Noninterest Expense (g) 74,840 72,570 69,926 Income Tax Expense - Reported (h) 15,366 16,068 14,110 Net Income - Reported (a) - (c) + (d) - (f) - (h) = (i) $58,274 $60,075 $50,236 Adjusted Net Income (1) (b) - (c) + (e) - (g) = (j) $58,007 $59,580 $56,799 Average shares for basic EPS (k) 43,177,824 43,234,913 42,951,701 Average shares for diluted EPS (l) 43,177,824 43,234,913 42,951,701 Reported Basic EPS (i) / (k) $1.35 $1.39 $1.17 Reported Diluted EPS (i) / (l) $1.35 $1.39 $1.17 Adjusted Basic EPS (j) / (k) $1.34 $1.38 $1.32 Adjusted Diluted EPS (j) / (l) $1.34 $1.38 $1.32 EFFICIENCY RATIO Amortization of other intangible assets (m) $3,145 $3,175 $3,175 Reported Efficiency Ratio (f - m) / (a + d) 47.19% 44.69% 52.75% Adjusted Efficiency Ratio (g - m) / (b + e) 47.16% 44.57% 46.44% PROFITABILITY (2) Total Average Assets (n) $17,252,111 $16,713,895 $15,091,382 Total Average Stockholders Common Equity (o) $2,496,318 $2,457,423 $2,326,176 Total Average Tangible Common Equity (3) (p) $1,413,167 $1,371,094 $1,230,344 Reported Return on Average Assets (i) / (n) 1.34% 1.43% 1.32% Reported Return on Average Common Equity (i) / (o) 9.29% 9.73% 8.57% Reported Return on Average Common Tangible (i) / (p) 16.40% 17.43% 16.20% Adjusted Return on Average Assets (j) / (n) 1.34% 1.42% 1.49% Adjusted Return on Average Common Equity (j) / (o) 9.24% 9.65% 9.69% Adjusted Return on Tangible Common Equity (j) / (p) 16.33% 17.29% 18.32% (1) Assumes an adjusted effective tax rate of 20.9%, 21.1% and 21.3%, for the quarters ended December 31, 2020, September 30, 2020 and December 31, 2019, respectively. (2) Annualized. (3) Excludes average balance of goodwill and net other intangible assets.

25 APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Adjusted Net Income, EPS, Efficiency Ratio and Profitability Ratios – Annual Periods For the Year Ended December 31, ($ in thousands except per share data) 2020 2019 2018 2017 2016 Net Interest Income - Reported (a) $516,446 $504,757 $326,252 $265,478 $183,806 Unexpected income recognized on credit impaired acquired loans (3,209) (5,120) (3,711) (4,063) (1,765) Adjusted Net Interest Income (b) 513,237 499,637 322,541 261,415 182,041 Provision Expense - Reported (c) 42,993 14,805 9,860 8,265 9,440 Noninterest Income - Reported (d) 85,063 78,176 42,224 41,287 19,555 Gain on sale of loans (356) (6,779) — (351) — (Gain) loss on sale of branch — (1,549) — (2,917) 43 Gain on sale of trust business — (1,319) — — — Loss (gain) on sale of other real estate 36 (875) (269) (850) (62) (Gain) loss on sale of securities available for sale (382) (275) 581 (124) (4) (Gain) loss on sale and disposal of premises and equipment (370) 585 (123) 21 (32) Recoveries on loans charged off prior to acquisition (4,312) (2,101) (962) (1,182) — Adjusted Noninterest Income (e) 79,679 65,863 41,451 35,884 19,500 Noninterest Expense - Reported (f) 306,134 321,864 198,619 176,813 113,790 Separation expense — (3,421) — — (2,575) OREO impairment (784) (1,801) (85) (1,412) (106) IPO related stock grants — — (136) (508) (543) Impairment of assets (462) (1,173) — — — COVID-19 expense (1,915) — — — — Acquisition expense (17,294) (42,744) (8,958) (17,259) (3,121) Adjusted Noninterest Expense (g) 285,679 272,725 189,440 157,634 107,445 Income Tax Expense - Reported (h) 51,173 53,528 31,738 45,175 26,591 Net Income - Reported (a) - (c) + (d) - (f) - (h) = (i) $201,209 $192,736 $128,259 $76,512 $53,540 Adjusted Net Income (1) (b) - (c) + (e) - (g) = (j) $210,017 $219,582 $132,183 $88,878 $56,562 Average shares for basic EPS (k) 43,116,965 43,245,418 29,599,119 25,636,292 18,501,663 Average shares for diluted EPS (l) 43,116,965 43,245,418 29,599,119 25,742,362 18,588,309 Reported Basic EPS (i) / (k) $4.67 $4.46 $4.33 $2.98 $2.89 Reported Diluted EPS (i) / (l) $4.67 $4.46 $4.33 $2.97 $2.88 Adjusted Basic EPS (j) / (k) $4.87 $5.08 $4.47 $3.47 $3.06 Adjusted Diluted EPS (j) / (l) $4.87 $5.08 $4.47 $3.45 $3.04 EFFICIENCY RATIO Amortization of other intangible assets (m) $12,671 $12,880 $5,739 $4,639 $1,964 Reported Efficiency Ratio (f - m) / (a + d) 48.79% 53.01% 52.35% 56.13% 54.99% Adjusted Efficiency Ratio (g - m) / (b + e) 46.04% 45.95% 50.47% 51.46% 52.34% PROFITABILITY Total Average Assets (n) $16,357,736 $14,555,315 $9,478,934 $7,966,421 $5,469,542 Total Average Stockholders Common Equity (o) $2,435,474 $2,267,103 $1,476,688 $1,139,573 $635,864 Total Average Tangible Common Equity (2) (p) $1,347,584 $1,164,915 $751,911 $568,071 $362,287 Reported Return on Average Assets (i) / (n) 1.23% 1.32% 1.35% 0.96% 0.98% Reported Return on Average Common Equity (3) (i) / (o) 8.26% 8.50% 8.69% 6.71% 8.42% Reported Return on Average Common Tangible (3) (i) / (p) 14.93% 16.55% 17.06% 13.47% 14.78% Adjusted Return on Average Assets (j) / (n) 1.28% 1.51% 1.39% 1.12% 1.03% Adjusted Return on Average Common Equity (3) (j) / (o) 8.62% 9.69% 8.95% 7.80% 8.90% Adjusted Return on Tangible Common Equity (3) (j) / (p) 15.58% 18.85% 17.58% 15.65% 15.61% (1) Assumes an adjusted effective tax rate of 20.5%, 21.0%, 19.7%, 32.4% and 33.2% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively. (2) Excludes average balance of goodwill and net other intangible assets and preferred stock.

26 APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Tangible Common Equity to Tangible Assets and Tangible Book Value Per Common Share – Quarterly Periods ($ in thousands, except per share information) December 31, 2020 September 30, 2020 June 30, 2020 March 31, 2020 December 31, 2019 Tangible Common Equity Total common stockholders equity $2,515,371 $2,476,373 $2,424,960 $2,386,285 $2,339,773 Adjustments: Goodwill (994,021) (994,021) (994,021) (994,021) (994,021) Other intangible assets, net (88,070) (91,215) (94,390) (97,565) (100,741) Tangible Common Equity $1,433,280 $1,391,137 $1,336,549 $1,294,699 $1,245,011 Tangible Assets Total Assets $17,753,476 $17,117,007 $16,986,025 $15,573,868 $14,958,207 Adjustments: Goodwill (994,021) (994,021) (994,021) (994,021) (994,021) Other intangible assets, net (88,070) (91,215) (94,390) (97,565) (100,741) Tangible Assets $16,671,385 $16,031,771 $15,897,614 $14,482,282 $13,863,445 Common shares outstanding 43,137,104 43,244,797 43,041,119 43,041,776 42,950,228 Tangible Common Equity To Tangible Assets 8.60% 8.68% 8.41% 8.94% 8.98% Book value per common share $58.31 $57.26 $56.34 $55.44 $54.48 Tangible book value per common share $33.23 $32.17 $31.05 $30.08 $28.99

27 APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Tangible Common Equity to Tangible Assets and Tangible Book Value Per Common Share – Annual Periods ($ in thousands, except per share information) December 31, 2020 December 31, 2019 December 31, 2018 December 31, 2017 December 31, 2016 Tangible Common Equity Total common stockholders equity $2,515,371 $2,339,773 $1,606,433 $1,336,018 $672,365 Adjustments: Goodwill (994,021) (994,021) (721,797) (621,458) (258,319) Other intangible assets, net (88,070) (100,741) (45,042) (43,244) (14,177) Tangible Common Equity $1,433,280 $1,245,011 $839,594 $671,316 $399,869 Tangible Assets Total Assets $17,753,476 $14,958,207 $9,849,965 $8,684,463 $5,852,801 Adjustments: Goodwill (994,021) (994,021) (721,797) (621,458) (258,319) Other intangible assets, net (88,070) (100,741) (45,042) (43,244) (14,177) Tangible Assets $16,671,385 $13,863,445 $9,083,126 $8,019,761 $5,580,305 Common shares outstanding 43,137,104 42,950,228 30,600,582 28,254,893 18,870,312 Tangible Common Equity To Tangible Assets 8.60% 8.98% 9.24% 8.37% 7.17% Book value per common share $58.31 $54.48 $52.50 $47.28 $35.63 Tangible book value per common share $33.23 $28.99 $27.44 $23.76 $21.19